UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)
Nevada	001-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 WEST SAM HOUSTON PARKWAY, SUITE 300, HOUSTON, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange
Common Stock, $.01 par value	USPH	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2026, Carey Hendrickson, Chief Financial Officer, informed U.S. Physical Therapy, Inc. (the “Company”) that he is resigning from his position with the Company to pursue another chief financial officer position with a publicly-traded company. Mr. Hendrickson’s last day of employment with the Company will be April 24, 2026. Mr. Hendrickson’s decision to resign is not the result of any disagreement with the Company, including with respect to any matter relating to the Company’s accounting practices or financial reporting.

Concurrent with Mr. Hendrickson’s departure, Jason Curtis, the Company’s Senior Vice President of Finance and Accounting, will assume the responsibilities of Chief Financial Officer on an interim basis while the Company conducts a comprehensive search for a permanent successor.

Mr. Curtis, age 50, has served as the Company’s Senior Vice President of Finance and Accounting since March 2025, overseeing the accounting, treasury, financial planning and analysis, and internal audit functions.  Mr. Curtis brings twenty-five years of finance experience, including previous public-company CFO roles at Shift Technologies, Inc., and Stage Stores, Inc.  He also served as CFO at Chair King Backyard Stores and Boscovs.

There are no arrangements or understandings between Mr. Curtis and any other person pursuant to which Mr. Curtis was appointed as interim Chief Financial Officer and there are no family relationships between Mr. Curtis and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 7.01 Regulation FD Disclosure.

On February 25, 2026, the Company reported results for the three and twelve months ended December 31, 2025.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS

The Company’s Board of Directors declared a quarterly dividend of $0.46 per share payable on April 10, 2026, to shareholders of record on March 13, 2026.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1	Registrant’s Press Release dated February 25, 2026

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: February 25, 2026	By: /s/ CAREY HENDRICKSON
Carey Hendrickson
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)